UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 22, 2019

Date of Report (Date of earliest event reported)

AMERCO

(Exact name of registrant as specified in its charter)

                     Nevada 001-1125588-0106815

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 Kietzke Lane, Ste. 100

Reno, NV 89511

(Address of Principal Executive Offices)

775 668-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

On August 22, 2019, AMERCO (the “Company”) held its 2019 Annual Meeting of Stockholders. At such meeting our stockholders voted upon and approved: (i) the election of Edward J. Shoen, James E. Acridge, John P. Brogan, John M. Dodds, James J. Grogan, Richard J. Herrera, Karl A. Schmidt and Samuel J. Shoen as directors of the Company, to serve until the 2020 Annual Meeting of Stockholders of the Company (“Proposal 1”); (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020 (“Proposal 2”); and (iii) a proposal received from Company stockholder proponents to ratify and affirm the decisions and actions taken by the Board of Directors and executive officers of the Company, with respect to AMERCO, its subsidiaries, and its various constituencies, for the fiscal year ended March 31, 2019 (“Proposal 3”).  Proposal 4, an advisory proposal received from a Company stockholder proponent to provide that directors shall be elected by affirmative vote of the majority of votes cast in uncontested director elections, was not approved by stockholders.

The following table sets forth the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each matter voted on at the 2019 Annual Meeting of Stockholders of AMERCO.

	Votes Cast For	Votes Cast Against	Votes Withheld	Abstentions	Broker Non-votes
Proposal 1
Edward J. Shoen	14,741,449	-	2,293,237	-	607,404
James E. Acridge	16,918,352	-	116,334	-	607,404
John P. Brogan	15,834,280	-	1,200,406	-	607,404
John M. Dodds	16,201,601	-	833,085	-	607,404
James J. Grogan	16,395,913	-	638,773	-	607,404
Richard J. Herrera	16,944,278	-	90,408	-	607,404
Karl A. Schmidt	16,948,860	-	85,826	-	607,404
Samuel J. Shoen	14,736,988	-	2,297,698	-	607,404

Proposal 2	17,581,793	52,307	-	7,990	-

Proposal 3	13,836,223	3,182,499	-	15,964	607,404

Proposal 4	5,465,559	10,316,801	-	1,252,324	607,405

Item 8.01.  Other Items

On August 23, 2019, AMERCO (the “Company”) announced that its Board of Directors declared a special cash dividend on its Common Stock of $0.50 per share payable to all shareholders of record of the Company’s Common Stock as of close of business on September 9, 2019. The payment date for the special dividend will be September 23, 2019.

The Company’s press release regarding the special dividend is included as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated August 23, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2019

AMERCO

/s/ Jason A. Berg

Jason A. Berg

Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated August 23, 2019.

KW1